UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2006

AgFeed Industries, Inc.
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(Exact name of registrant as specified in Charter)

Nevada	000-28195	20-2597168
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1095 Qing Lan Avenue
Economic and Technical Development Zone
Nan Chang City, Jiangxi Province
China 330013
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(Address of Principal Executive Offices)

86-0791-2189878
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(Issuer Telephone number)

Wallace Mountain Resources Corp.
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(Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On November 17, 2006, the registrant’s wholly owned subsidiary, AgFeed Industries, Inc. merged into registrant and in the merger, the name of registrant was changed to AgFeed Industries, Inc.

Item 8.01 Other Events

The registrant declared a stock dividend of two additional shares of common stock for each share of common stock outstanding on the record date of November 17, 2006, such stock dividend to be distributed on November 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24 , 2006	AgFeed Industries, Inc.

By:	/s/ Xiong Junhong
Xiong Junhong Chief Executive Officer